                                                               EXHIBIT 23





                          INDEPENDENT AUDITORS' CONSENT
                          =============================




THE LUBRIZOL CORPORATION


         We consent to the incorporation by reference in Registration Statement No. 2-99983 on Form S-8, in Registration Statement No. 33-61091 on Form S-8 and in Registration Statement No. 33-42211 on Form S-8 of our report dated February 4, 1999, incorporated by reference in this Annual Report on Form 10-K of The Lubrizol Corporation for the year ended December 31, 1998.



    /s/Deloitte & Touche LLP
---------------------------------


DELOITTE & TOUCHE LLP
Cleveland, Ohio
March 22, 1999